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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K


                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) : July 23, 2001


                               CALPROP CORPORATION
             (Exact name of registrant as specified in its charter)


      California                          1-6844             95-4044835
----------------------------------------------------------   ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


 13160 Mindanao Way, Suite 180, Marina Del Rey, California      90292
----------------------------------------------------------   ----------
 (Address of principal executive offices)                    (Zip Code)


 (Registrant's telephone number, including area code)  (310) 306-4314
                                                     ------------------

                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report.)


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ITEM 5.   OTHER EVENTS.

     On July 17, 2001, Calprop Corporation entered into an agreement for a new $5 million, three-year working capital loan to be used primarily for land acquisitions to support the company's growth programs. The press release is filed as an exhibit hereto.

ITEM 7.   EXHIBITS.

     The following exhibits are filed with this current report on Form 8 - K:

     Exhibit No.           Description
     ---------------------------------
         99      Press Release dated July 23, 2001 issued by Calprop Corporation



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        CALPROP CORPORATION






                   By:  /s/ Mark F. Spiro                          .
                       --------------------------------------------
                        Mark F. Spiro
                        Vice President/Secretary/Treasurer
                        (Chief Financial and Accounting Officer)
                        July 23, 2001




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                  Calprop Corporation
                  Mark Spiro, Vice President and CFO
                  310-306-4314
                  MSPIRO@CALPROP.COM
                  or
                  Foley/Freisleben LLC John
                  Foley or Jerry Freisleben
                  213-955-0020
                  FOLEY@FOLFRY.COM, FREISLEBEN@FOLFRY.COM

               CALPROP CORPORATION SECURES $5 MILLION IN FINANCING
                               -------------------
           New Funding Will Retire Existing Higher-Interest Debt, Fuel
                               Expansion Strategy
--------------------------------------------------------------------------------

MARINA DEL REY, Calif. (July 23, 2001) - Calprop Corporation (OTCBB: CLPO), a California and Colorado homebuilder, today announced that it has completed an agreement for a new $5 million, three-year working capital loan to be used primarily for land acquisitions to support the company's growth programs.
         Chairman and Chief Executive Officer Victor Zaccaglin stated that the financing arrangement positions Calprop to capitalize on land purchase opportunities and build development backlog in the company's principal geographic markets. "The funding is now in place for us to continue acquiring entitled land on a selective, orderly basis in our key market areas," said Zaccaglin.
         The loan has been obtained from the Curci-Turner Company, which is owned by John Curci, a principal shareholder of the Company, bears interest at the rate of 15% per annum and is secured by three million shares of company common stock pledged personally by Zaccaglin. Interest only is payable monthly with the entire balance due and payable in three years unless extended. The Company was not required to pledge any assets to secure the loan. Zaccaglin received a fee of 2% per annum in interest on the outstanding principal balance payable monthly for his assistance in arranging and securing the loan.
                                    - more -



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Calprop Corp. Secures $5 Million Financing/2-2-2-2

         Mark F. Spiro, Calprop's vice president-finance and chief financial officer, stated: "We are pleased to complete this financing. We have identified prospective, future land for purchase in localities where the company currently is developing homes and townhouse apartments, including the Temecula Valley, North San Diego, Sonoma County and the Silicon Valley areas of California, as well as in metropolitan Denver market. All of these geographies continue to exhibit strong demand for the high-quality, mid-priced housing targeting the first-time and step-up buyer that is our company's stock and trade.
         "This loan will afford us the opportunity to acquire quality land parcels in these key markets without encumbering any of the company's assets. Plus the loan will lower our interest expense by enabling us to retire debt with significantly higher borrowing costs. We're extremely confident in Calprop's strategy in our core business and markets, as well as positive prospects for the future," Spiro concluded.
         Founded in 1961, Marina Del Rey, Calif.-based Calprop Corporation builds quality homes in some of the most desirable communities in California and Colorado.
                                      # # #

Certain statements in this news release regarding future expectations and plans may be regarded as "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. They are subject to various risks, such as weather, soils and environmental risks, earthquakes, and other uncertainties inherent in the business of developing real property which may be beyond the Company's control. For a discussion of the contingencies and uncertainties affecting future events and forward-looking statements, see the Company's most recent Annual Report on Form 10-K, as well as other filings with the Securities and Exchange Commission. There can be no assurance that the Company will be successful in meeting its expectations.



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                                     PROMISSORY NOTE
                                     ---------------


$5,000,000.00                                         Marina Del Rey, California
-----------------------------------------                          July 17, 2001
                                                             -------------------

         For value received, the undersigned, CALPROP CORPORATION, a California Corporation, ("Maker" or "Borrower"), promises to pay to the order of CURCI-TURNER COMPANY, LLC, A California Limited Liability Company, ("Holder" or "Lender"), at 717 Lido Park Drive, Newport Beach, California 92663 or at such place as may be designated in writing by Holder, the principal sum of Five Million Dollars ($5,000,000.00), or so much of that sum as may be advanced from time to time to Maker by Holder under this Promissory Note, together with interest upon such sums as shall be advanced hereunder, as of the date of advancement, at the rate of Fifteen Percent (15%) per annum, (the "Interest Rate"), based on a 365 day year and charged on the basis of actual days elapsed.

         1. PAYMENT SCHEDULE, MATURITY DATE. This loan shall be repaid as follows:

                  A. Interest only shall be payable monthly as it accrues on the principal from time to time outstanding, commencing on the first (1st) day of August, 2001 and continuing on the first day of each consecutive month thereafter.

                  B. Except as otherwise provided herein, all outstanding principal and accrued interest shall be due and payable in full on July 16, 2004, (the "Maturity Date"), unless the Maturity Date has been extended in writing by mutual agreement of the parties.


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         2. APPLICATION OF PAYMENTS. All interest on this Note shall accrue from the date of advance or disbursement and be calculated on the basis of a three hundred sixty five (365) day year. Each payment to Holder shall be first applied to the payment of fees, costs and expenses for which Maker is liable hereunder, next to the payment of accrued Interest, then to the reduction of principal.
This note shall continue to bear interest at the Interest Rate (or at the Default Rate if and so long as any Event of Default exists), until and including the date of collection. Interest, which is not paid when due, shall be compounded monthly and shall bear interest at the Default Rate, described below.

         3. PREPAYMENT. At any time up through July 16, 2002, the outstanding principal of this Note may be prepaid in whole or in part by Maker upon payment to Holder of a prepayment penalty of $750,000.00. Said prepayment penalty of $750,000.00 shall be reduced by the total amount of all interest paid by Maker to Holder on the Promissory Note up to the time of prepayment. This Note may be prepaid without penalty any time after one year from the date hereof.

         4. DEFAULT, ACCELERATION. Maker agrees that it shall be an "Event of Default" hereunder:

                  (a) If Maker fails to pay: (i) any installment of interest within ten (10) days after the due date thereof; (ii) principal after the due date thereof; or (iii) within ten (10) days following written demand for the payment of any other charge or sum when due under the terms of this Note; or

                  (b) If a breach in the terms or an Event of Default occurs in the performance of any obligation, covenant or agreement of Guarantor contained in the Stock Pledge Agreement, as defined below.

         Upon the occurrence of an Event of Default the entire principal sum, with accrued interest thereon due under this Note, shall, at the option of Holder, become immediately due and payable, and Holder shall be entitled to collect all such amounts and to enforce any and all remedies provided in the Stock Pledge Agreement.

         5. LATE CHARGES, DEFAULT RATE. In the event any amount due under this
Note is not paid when due and shall remain unpaid at the end of the tenth (10) day after the date on which it is to be paid, Maker shall pay to the Holder a late charge equal to five percent (5%) of the amount so delinquent, the parties recognizing that the late charge is a reasonable approximation of an actual loss which would be difficult to estimate. The late charge shall be assessed for each such monthly installment or amount in default, shall be due and payable with such payment without demand being required and shall be fully secured by the Stock Pledge Agreement. The imposition or collection of the late charge from time to time shall not be in lieu of any other remedy of the Holder, and the failure to collect the same shall not constitute a waiver of the Holder's right to require such payment for past or future defaults. If and so long as any Event of Default exists under this Note, the Interest Rate on this Note and on any judgment obtained for

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the collection of this Note, shall be increased from the date of default to a rate, (the "Default Rate"), equal to five percent (5%) per annum higher than the Interest Rate.

         6. COLLATERAL. This Note is guaranteed by Victor Zaccaglin pursuant to a Personal Guaranty secured by Stock Pledge Agreement, (the "Stock Pledge Agreement"), of even date herewith encumbering 3,000,000 shares of common stock of Calprop Corporation, (the "Collateral").

         7. COSTS OF COLLECTION. Maker promises to pay all costs, expenses and attorney's fees incurred by the Holder hereof in the exercise of any remedy (with or without litigation), in any proceeding for the collection of the debt or the realization upon any other security securing this Note, in protecting or sustaining the Collateral, or in any litigation or controversy arising from or connected with this Note or the Collateral. Maker shall also pay all of Holder's costs and attorney's fees incurred in connection with any demand, workout, settlement, compromise or other activity in which Holder engages to collect any portion of this debt not paid when due or as a result of any other default of Maker. If a judgment is obtained thereon which includes an award of attorney's fees, such attorney's fees costs and expenses shall be in such amount as the court shall deem reasonable, which judgment shall bear interest at the Default Rate from the date it is rendered to and including the date of payment to Holder.

         8. USURY. This Promissory Note represents an evidence of indebtedness as defined in California Corporations Code Section 25117. Calprop represents and warrants to Holder that Calprop has its common stock listed on a national securities exchange. Notwithstanding the foregoing, if any court of competent jurisdiction should determine that the Interest Rate exceeds that which is statutorily permitted for this type of transaction, the Interest Rate shall be reduced to the highest rate permitted by applicable law, with any excess interest collected being applied against principal or, if such principal has been fully repaid, returned to Maker on demand.

         9. RENEWALS. Maker and all others who may become liable for all or any part of this obligation, consent to any number of renewals or extensions of the time of payment hereof and to the release of any party liable for repayment of the obligations hereunder. Any such renewals, extensions or releases may be made without notice to any of said parties and without affecting their liability.

         10. WAIVERS. Maker hereby waives presentment, demand of payment, notice of dishonor, protest, notice of nonpayment and any and all other notices and demands whatsoever. No covenant, condition, right or remedy in this Note may be waived or modified orally, by course of conduct or previous acceptance or otherwise unless such waiver or modification is specifically agreed to in writing executed by Holder. Without limited the foregoing, no previous waiver and no failure or delay by Holder in acting with respect to terms of this Note shall constitute a waiver of any breach, default or failure of a condition under this Note or any obligations contained herein or secured hereby. The undersigned further waives exhaustion of legal remedies and the right to plead any and all statutes of limitation as a defense to any demand on this Note, or to any agreement to pay the same, or to any demands secured by the Collateral for this Note.


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         11. GOVERNING LAW AND INTERPRETATION. This Note shall be governed by and construed in accordance with the laws of the State of California. This Note and all other Loan Documents executed in connection with this Note have been reviewed and negotiated by Maker and Holder at arms' length with the benefit of or opportunity to seek the assistance of legal counsel and shall not be construed against either party, regardless of who drafted such documents. The titles and captions in this Note are inserted for convenience only and in no way define, limit, extend or modify the scope or intent of this note. Any reference to Holder in this Note shall include any successor to or assignee of Holder. Time is of the essence of this Note and of each and every provision hereof.

         12. PARTIAL INVALIDITY. If any section or provision of this Note is declared invalid or unenforceable by any court of competent jurisdiction, said determination shall not affect the validity or enforceability of the remaining terms hereof. No such determination in one jurisdiction shall affect any provision of this Note to the extent it is otherwise enforceable under the laws of any other applicable jurisdiction.

         13. FULL POWER AND AUTHORITY. Maker warrants that it has the full power and authority to execute and deliver this Note, and this Note constitutes the valid and binding obligation of Maker, enforceable in accordance with its terms.

         14. NO PARTNERSHIP. Nothing in this Promissory Note is intended to form a partnership, joint venture or tenants in common nor require Holder to participate in any costs, liabilities, expenses or losses to Maker.

         IN WITNESS WHEREOF, the undersigned has executed this promissory note on the day and year set forth above at Marina Del Rey, California.


                                   CALPROP CORPORATION
                                   A California Corporation


                                   By:  /s/ Ronald S. Petch
                                        -------------------
                                        Ronald S. Petch, President


                                   By:  /s/ Mark F. Spiro
                                        -----------------
                                          Mark F. Spiro, Chief Financial Officer